Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 2
          AMENDMENT NO. 2 dated as of May 2, 2011 among The GEO Group, Inc., a Florida corporation (the “Borrower”), its Subsidiaries listed on the signature pages hereto as Guarantors, and BNP Paribas, in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”) pursuant to authority granted to it by the Required Lenders and by all Tranche B Term Lenders (after giving effect to any replacement of Tranche B Term Lenders in connection with this Amendment No. 2 pursuant to Section 2.18(b) of the Credit Agreement referred to below).
          The Borrower, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of August 4, 2010 (as amended by Amendment No. 1, dated as of February 8, 2011, and as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,000,000,000.
          The Borrower has requested, and the Lenders party hereto have agreed, that the Credit Agreement be amended in certain respects on the terms and conditions hereof, and accordingly the parties hereto hereby agree as follows:
          Section 1. Definitions; Section References. Except as otherwise defined in this Amendment No. 2 or as the context requires, terms defined in the Credit Agreement are used herein as defined therein, and references to Sections mean the respective Sections of the Credit Agreement.
          Section 2. Amendments.
          2.01. References Generally. References in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          (a) Definitions.
          (i) The following new defined terms shall be inserted into Section 1.01 in the appropriate alphabetical order:
     “Amendment No. 2” means Amendment No. 2 to this Agreement dated as of May 2, 2011.
          “Amendment No. 2 Effective Date” means the date on which the amendments set forth in Amendment No. 2 become effective.
          (ii) Clause (b) of the definition of “Applicable Rate” in Section 1.01 shall be amended to read as follows: “(b) for Tranche B Term Loans, (i) 2.75% per annum in the case of Eurodollar Loans and (ii) 1.75% in the case of ABR Loans”.
          (iii) The definition of “LIBO Rate” in Section 1.01 shall be amended by replacing all references to “1.50%” with “1.00%” in the last sentence thereof.

          (b) Section 2.10(a) shall be amended by inserting a new sentence at the end thereof reading as follows:
     “If, on or before the date falling three months after the Amendment No. 2 Effective Date, all or any portion of the Tranche B Term Loans held by any Tranche B Term Lender are prepaid with the Net Available Proceeds of any Indebtedness pursuant to Section 2.10(b)(v), then, without limiting any of its other obligations hereunder, the Borrower shall pay to such Tranche B Term Lender on the date of such prepayment an amount equal to 1.00% of the principal amount of such Tranche B Term Loan so prepaid.”
     Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent, that: (a) the representations and warranties set forth in Article III (as hereby amended) of the Credit Agreement, and in each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 2 and (b) no Default has occurred and is continuing. All references herein to “the date hereof” mean references to the date of the Credit Agreement.
     Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective on the date that each of the following conditions shall have been satisfied:
          (a) the Administrative Agent shall have received counterparts of this Amendment No. 2 executed by the Borrower, the Guarantors and the Administrative Agent; and
          (b) the Borrower shall have paid to each Lender that executed and delivered a counterpart hereof on or before April 13, 2011 a consent fee equal to 0.125% of the aggregate principal amount of its Tranche B Term Loans outstanding on such date.
     Section 5. Security Documents. The Borrower and the Guarantors hereby ratify and confirm their respective obligations, and the Liens respectively granted by them, under the Loan Documents.
     Section 6. Miscellaneous. Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature pages follow]
Amendment No. 2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

THE GEO GROUP, INC., as Borrower
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Senior Vice President and CFO

Amendment No. 2

GUARANTORS : CORRECTIONAL SERVICES CORPORATION
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and Treasurer

CORRECTIONAL PROPERTIES PRISON FINANCE LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President—Finance

CPT LIMITED PARTNER, LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President

CPT OPERATING PARTNERSHIP L.P.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President—Finance

GEO ACQUISITION II, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President—Finance

GEO CARE, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Treasurer

GEO HOLDINGS I, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President—Finance

Amendment No. 2

GEO RE HOLDINGS LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Senior Vice President & Treasurer

GEO TRANSPORT, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and Treasurer

JUST CARE, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and Treasurer

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President — Finance

CORNELL COMPANIES, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CCG I CORPORATION
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL ABRAXAS GROUP, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

Amendment No. 2

CORNELL COMPANIES ADMINISTRATION, LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL COMPANIES MANAGEMENT HOLDINGS, LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL COMPANIES MANAGEMENT, LP
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL COMPANIES MANAGEMENT SERVICES, LIMITED PARTNERSHIP
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL CORRECTIONS MANAGEMENT, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL CORRECTIONS OF ALASKA, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL CORRECTIONS OF CALIFORNIA, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

Amendment No. 2

CORNELL CORRECTIONS OF RHODE ISLAND, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL CORRECTIONS OF TEXAS, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORNELL INTERVENTIONS, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

CORRECTIONAL SYSTEMS, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President & Treasurer

WBP LEASING, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

WBP LEASING, LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and CFO

BII HOLDING CORPORATION
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President — Finance

Amendment No. 2

BII HOLDING I CORPORATION
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President — Finance

BEHAVIORAL HOLDING CORP.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President — Finance

BEHAVIORAL ACQUISITION CORP.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President — Finance

B.I. INCORPORATED
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President — Finance

Amendment No. 2

BNP PARIBAS, as Administrative Agent
By:	/s/ Robbin Park
	Name:	Robbin Park
	Title:	Managing Director

By:	/s/ Aashish Mohan
	Name:	Aashish Mohan
	Title:	Managing Director Loan Syndication & Trading — Americas

BNP PARIBAS, as Lender
By:	/s/ Robbin Park
	Name:	Robbin Park
	Title:	Managing Director

By:	/s/ Laleh Bashirrad
	Name:	Laleh Bashirrad
	Title:	Director

Amendment No. 2